THE RBB FUND, INC.

Robeco Investment Funds

Robeco WPG Small Cap Value Fund

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated November 16, 2010

to the Institutional Class Prospectus

dated December 31, 2009, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Important Notice Regarding Change in Investment Policy

Effective immediately, the Robeco WPG Small Cap Value Fund (the “Fund”) will change its name to “The Robeco WPG Small/Micro Cap Value Fund.”

Additionally, the Fund currently has a policy to invest at least 80% of its net assets (including borrowing for investment purposes) in equity securities, primarily common stocks, of U.S. companies with market capitalizations of less than $2 billion (“80% Policy”). As of January 31, 2011, the Fund will modify its 80% Policy to read as follows: “Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities of U.S. companies, that, at the time of purchase, have a market capitalization that is within the range of the market capitalization of issuers in the Russell 2000 Index.”

Please retain this Supplement for future reference.